                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Lakeland Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            LAKELAND  BANCORP,  INC.
                            --------  -------   ----

                         OAK RIDGE,  NEW JERSEY  07438
                         --- ------  --- ------  -----

                 NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS

                                  May 14, 1997


Notice is hereby given that the Annual Meeting of Stockholders of Lakeland Bancorp, Inc. will be held at its Administrative Office, 250 Oak Ridge Road, Oak Ridge, New Jersey 07438 on Wednesday, May 14, 1997 at 5:00 p.m. for the following purposes:

     1.    To elect two directors as set forth in the annexed Proxy Statement.

     2. To transact such other business as may properly come before the meeting.

In accordance with the Bylaws of Lakeland Bancorp, Inc., the close of business on April 14, 1997, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

Enclosed is the Annual Report, a Proxy Statement, and form of Proxy. You are cordially invited to attend this meeting. It is important that your shares be represented, regardless of the number you own. Please return the enclosed proxy, duly signed, as promptly as possible, in the enclosed self-addressed envelope.



                                     By Order of the Board of Directors



                                     BRUCE G. BOHUNY, SECRETARY

Oak Ridge, New Jersey
April 18, 1997

                            LAKELAND  BANCORP,  INC.
                            --------  --------  ----

                                PROXY  STATEMENT
                                -----  ---------

                  Annual Meeting of Stockholders, May 14, 1997
                   Approximate Mailing Date:  April 18, 1997

                            SOLICITATION  OF  PROXY
                            ------------  --  -----

THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF LAKELAND BANCORP, INC. (hereinafter called "Lakeland") for use in connection with the Annual Meeting of Stockholders to be held at its Administrative Office, 250 Oak Ridge Road, Oak Ridge, New Jersey 07438, on Wednesday, May 14, 1997, at 5:00 p.m., and at any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the enclosed notice of such meeting and are more fully discussed below.

Only stockholders of record at the close of business on April 14, 1997, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. If the enclosed Proxy is properly executed and returned to Lakeland and not revoked before its exercise, all shares represented thereby will be voted as specified in the form of Proxy. If the Proxy is signed but no specification is given, the shares will be voted in favor of the Board's nominees for election to the Board. The Proxy will enable you to assure that your shares are voted and to aid in securing a quorum at the meeting.

THE ENTIRE COST OF THIS SOLICITATION WILL BE BORNE BY LAKELAND. Officers and regular employees of Lakeland may also, but without additional compensation, solicit proxies by further mailings, personal conversations, telephone, telegraph, or facsimile.

                             REVOCATION  OF  PROXY
                             ----------  --  -----

THE ENCLOSED PROXY MAY BE REVOKED IN PERSON OR IN WRITING BY NOTIFICATION TO THE SECRETARY, BRUCE G. BOHUNY, LAKELAND BANCORP, INC., 250 OAK RIDGE ROAD, OAK RIDGE, NEW JERSEY 07438, AT ANY TIME PRIOR TO ITS EXERCISE OR BY SUBMITTING A DULY SIGNED, LATER-DATED PROXY.

                          CAPITAL  STOCK  OUTSTANDING
                          -------  -----  -----------

At the close of business on December 31, 1996, there were 3,375,590 shares of Lakeland's common stock, par value $2.50 per share (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each share will be entitled to one vote on all matters properly coming before the meeting.
Provided that a quorum is present, directors will be elected by a plurality vote (there is no right to vote stock cumulatively). A majority of the shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast "for" or "against" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.

To Lakeland's knowledge, there is only one person who beneficially owned more than 5% of the outstanding voting securities of Lakeland as of December 31, 1996. Information regarding such persons' beneficial ownership is set forth below:

                  Amount and Nature
                  of Beneficial Ownership
Name and Address  as of December 31, 1996  % of Class
----------------  -----------------------  ----------

John W. Fredericks       222,424    (1)       6.59%
382 Osprey Lane
Mantoloking, N.J.  08738


(1) Includes 56,188 shares owned by Mr. Fredericks' wife, Jane D. Fredericks; 53,855 shares held in the name of John W. Fredericks, Jane D. Fredericks and Mark J. Fredericks, Trustees for Fredericks Fuel and Heating Service Employee Profit Sharing Plan U-A 7/1/71; and 46,665 shares held in the name of Trust U/W Wilbur Fredericks.


                   PROPOSAL  ONE  --  ELECTION  OF  DIRECTORS
                   --------  ---      --------  --  ---------

Unless a shareholder either indicates "withhold authority" on his proxy or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election as directors of the two persons named in Table I below to serve until the expiration of their respective terms and thereafter until their successors shall have been duly elected and shall have qualified. Discretionary authority is also solicited to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be a candidate for election.

Table I sets forth the names and ages of the nominees for election to the Board of Directors, the positions and offices presently held by each such person within Lakeland, the period during which each such person has served on Lakeland's Board of Directors, the expiration of their respective terms, the principal occupations and employment of each such person during the past five years, and the number of shares of Lakeland Common Stock which they beneficially owned as of December 31, 1996. Table II set forth comparable information with respect to those directors whose terms of office will continue beyond the date of the Annual Meeting. Unless otherwise indicated, positions have been held for more than five years. Unless otherwise stated in the footnotes following the tables, the nominees and other directors listed in the tables have sole power to vote and dispose of the shares which they beneficially owned as of December 31, 1996. All of the persons named in both tables have been directors of Lakeland State Bank for at least five years, with the exception of Mark J. Fredericks, who was appointed to the Board of Directors of Lakeland Bancorp, Inc. and Lakeland State Bank on October 12, 1994, to fill the unexpired term of Henry T. Drost, and Mary Ann Deacon, who was appointed to the Board of Directors of Lakeland Bancorp, Inc. and Lakeland State Bank on November 8, 1995. Mark J. Fredericks is John W. Fredericks' son.

                                    TABLE  I

                    NOMINEES  FOR  ELECTION  AS  DIRECTORS

                                                                                           SHARES BENEFICIALLY
                                                                                           OWNED AS OF
                                                                                           DECEMBER 31, 1996
                                                                                           -------------------
                                          DIRECTOR    EXPIRATION     BUSINESS              NUMBER      PERCENT
NAME AND ADDRESS                          SINCE       OF TERM        EXPERIENCE            OF SHARES  OF CLASS
----------------------------------------  ----------  -------------  -------------------   ---------  --------
Bruce G. Bohuny                                 1989        2000     Secretary, Lakeland      61,842      1.83%
Age 64                                                               Bancorp, Inc.              (a)
                                                                     (5/19/89 to present);
                                                                     Secretary, Lakeland
                                                                     State Bank
                                                                     (5/19/69) to present;
                                                                     President,
                                                                     Brooks Limited
                                                                     (a real estate
                                                                     development corp.),
                                                                     Wyckoff, NJ

Mary Ann Deacon                                 1995         2000    Secretary/Treasurer     4,944         .15%
Age 45                                                               of Deacon Homes Inc.
                                                                     and Deacon Development
                                                                     Corp. (real estate
                                                                     development corps.),
                                                                     Sparta, N.J.

Included in the amounts beneficially owned listed in the tables, the directors of Lakeland Bancorp, Inc. held the following interests:

  (a) Includes 7,418 shares owned by Mr. Bohuny's wife, Judy Bohuny; 383 shares held in name of the Estate of Emma Bohuny -- Bruce G. Bohuny, Executor; 3,703 shares owned by Mr. Bohuny's son; 1,523 shares held in a Keogh Plan for Bruce G. Bohuny; and 564 shares held by Brooks Ltd. of which Mr. Bohuny is president.



                                   TABLE  II

                                OTHER  DIRECTORS

                                                                          SHARES BENEFICIALLY
                                                                              OWNED AS OF
                                                                           DECEMBER 31, 1996
                                                                         --------------------
                               DIRECTOR    EXPIRATION BUSINESS            NUMBER      PERCENT
NAME AND ADDRESS               SINCE       OF TERM    EXPERIENCE          OF SHARES  OF CLASS
-------------------------  -------------  ---------  ------------------  ---------  ---------
Robert B. Nicholson                 1989      1999   Chairman, Lakeland    163,149      4.83%
Age 68                                               Bancorp, Inc.           (b)
                                                     (5/19/89 to present);
                                                     Chairman, Lakeland
                                                     State Bank
                                                     (5/19/69 to present);
                                                     Chairman, Eastern
                                                     Propane Corp.,
                                                     Oak Ridge, NJ
                                                     (9/21/88 to present)

Arthur L. Zande                     1989      1999   Executive Vice          9,927       .29%
Age 62                                               President &              (c)
                                                     CEO, Lakeland
                                                     Bancorp, Inc.
                                                     (5/19/89 to present);
                                                     Executive Vice
                                                     President &
                                                     CEO, Lakeland
                                                     State Bank
                                                     (10/1/72 to present)

Mark J. Fredericks                   1994      1999  President of Keil      70,726      2.10%
Age 35                                               Oil Company,             (d)
                                                     Riverdale, NJ

John W. Fredericks                   1989      1998  President, Lakeland   222,424      6.59%
Age 60                                               Bancorp, Inc.            (e)
                                                     (5/19/89 to present);
                                                     President, Lakeland
                                                     State Bank
                                                     (5/19/69 to present);
                                                     President and Owner,
                                                     Fredericks Fuel and
                                                     Heating Service
                                                     Oak Ridge, NJ

John Pier, Jr.                       1989      1998  Dentist,               40,973      1.21%
Age 70                                               West Milford,NJ          (f)

  (b) Includes 44,688 shares owned by Mr. Nicholson's wife, Shirley M. Nicholson; 18,670 shares registered in the name of Eastern Propane Corp. (a corporation of which Mr. Nicholson is Chairman of the Board); and 4,697 shares owned by Mr. Nicholson's son, Robert B. Nicholson III.

  (c) Includes 934 shares held jointly with Mr. Zande's wife, Nancy T. Zande.

  (d) Includes 9,641 shares owned by Mr. Fredericks' wife, Shelley B. Fredericks; 7,357 shares held by Mark J. Fredericks cust. for Douglas; 7,564 held by Mark J. Fredericks cust. for William; 7,563 shares held by Mark J. Fredericks cust. for Leanne; 7,467 shares held by Mark J. Fredericks cust. for Emily; 7,449 shares held by Keil Oil, Inc., Profit and Sharing Plan, Inc., and 53,855 shares held by Mark J. Fredericks Trustee for Fredericks Fuel and Heating Service.

  (e) Includes 56,188 shares owned by Mr. Fredericks' wife, Jane D. Fredericks; 53,855 shares held in the name of John W. Fredericks, Jane D. Fredericks and Mark J. Fredericks, Trustees for Fredericks Fuel and Heating Service Employee Profit Sharing Plan U/A 7/1/71; and 46,665 shares held in the name of Trust U/W Wilbur Fredericks.

  (f) Includes 2,064 shares owned by Mr. Pier's wife, Jane Pier; 4,312 shares owned by Mr. Pier and his wife, Jane Pier, jointly; 120 shares held by Mr. Pier's wife, Jane Pier, as Custodian for Mr. Pier's son, John Pier, under the N.J. Uniform Gift to Minors Act; and 6,058 shares held in an IRA for Mr. Pier.

The executive officers and directors of Lakeland (8 persons) benefically owned 573,985 shares (or 17%) of Lakeland's outstanding Common Stock on December 31, 1996.


                            EXECUTIVE  COMPENSATION
                            -----------------------

The following table sets forth, for the years ended December 31, 1994, 1995, and 1996, the cash compensation paid by Lakeland and its subsidiary, as well as certain other compensation paid or accrued by such entities for those years, to or with respect to Lakeland's Chief Executive Officer, the only executive officer whose total annual salary and bonus for 1996 exceeded $100,000 (the "Named Officer"), for services rendered in all capacities as an executive officer during such period.


                          SUMMARY  COMPENSATION  TABLE
                          ----------------------------

Name and Principal         Annual Compensation (A)  All Other (B)
Position             Year     Salary       Bonus    Compensation
-------------------  ----  -------------  --------  -------------

Arthur L. Zande      1996       $180,000  $    -        $ 74,350
  Executive Vice
  President and      1995        165,000         -       100,923
  Chief Executive
  Officer            1994        155,769         -        30,421

(A) During the three years ended December 31, 1996, Mr. Zande did not receive perquisites (i.e., personal benefits) in excess of 10% of his reported salary and bonus.

(B) All other compensation in 1996 was comprised of the following: An annual contribution of $1,404 made by Lakeland State Bank for annual premiums for term life insurance in excess of $50,000 for Mr. Zande; annual contributions to the Bank's profit sharing plan on behalf of Mr. Zande of $16,193; increases to Mr. Zande's profit sharing plan account of $50,417, reflecting his allocated portion of plan earnings and forfeitures; and the fair market value of the personal use of a company car of $6,336.



                BOARD  COMMITTEES  AND  DIRECTORS'  COMPENSATION
                ------------------------------------------------

The Board of Directors of Lakeland does not have a remuneration committee or any other committee other than those discussed herein. No remuneration was paid to committee members during 1996 for attendance at committee meetings.

The Board of Directors met twenty-four times during 1996 and no director attended less than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

The Audit Committee, which consists of John Pier, Jr., Albert S. Riggs, and Bruce G. Bohuny, reviews the reports submitted by Radics and Company, Lakeland's independent accountants. Recommendations and comments made by the accountants are then discussed with the Board of Directors and management. The Audit Committee met four times during 1996.

The Nominating Committee, consisting of Albert S. Riggs and John Pier, met once during 1996 to select nominees for the Board of Directors. This Committee has not developed procedures for considering nominations made by shareholders.

All directors of Lakeland receive an annual retainer fee of $4,500, with the exception of Arthur L. Zande. Directors currently receive a fee of $500 for each meeting of Lakeland's Board of Directors which they attend.



                       COMPENSATION  COMMITTEE INTERLOCKS
                       ----------------------------------
                                      AND
                                      ---
                             INSIDER  PARTICIPATION
                             ----------------------

The Board of Directors does not maintain a compensation committee. Accordingly, compensation decisions are made by the entire Board of Directors. During the year ended December 31, 1996, the following individuals served as members of the Board of Directors:

          Bruce G. Bohuny                   Robert B. Nicholson
          Mary Ann Deacon                   John Pier, Jr.
          John W. Fredericks                Albert S. Riggs
          Mark J. Fredericks                Arthur L. Zande

Of the persons named, Messrs. Nicholson, John Fredericks, Zande, and Bohuny were and are employees of Lakeland or its subsidiary.

Mr. John Fredericks and Mr. Nicholson are two of the three partners in a joint venture which owns certain property in Newton, New Jersey. Lakeland State Bank rents space (pursuant to a lease expiring on October 1, 2000) in the building located on this property for a branch office, at an annual rental of $58,359. Mr. John Fredericks and Mr. Nicholson are the President and Chairman, respectively, of Lakeland.

Lakeland State Bank has had, and expects to have in the future, transactions in the ordinary course of its business with directors, officers, principal stockholders, and their associates, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and that do not involve more than the normal risk of collectability or other unfavorable features.

                   BOARD  REPORT  ON  EXECUTIVE  COMPENSATION
                   ------------------------------------------

Lakeland does not have a compensation committee, and, accordingly, policies concerning the compensation of executive officers, including the Chief Executive Officer, are established by the entire Board of Directors. Pursuant to regulations adopted by the Securities and Exchange Commission, the Board has prepared the following report with respect to compensation for executive officers.

Lakeland's current compensation program focuses upon the salaries of executive officers and is designed to provide appropriate reimbursement for services rendered. Traditionally, the salaries of the Chief Executive Officer and the other executive officers have been set at levels which are perceived by the Board to be comparable to the salaries of executive officers of other banks which the Board considers to be comparable to Lakeland.

Included in this comparison of comparable banks are 14 banks in New Jersey ranging in asset size from $175,000,000 to $474,000,000. Of these 14 banks, 3 are included in the Peer Group Index, which is comprised of Media General Financial Services' Middle Atlantic Banks Group, and are represented in the Performance Graph, which is shown later in this document.

Salaries are determined annually, and, accordingly, the Board reviews each executive officer's performance on a yearly basis. With respect to Mr. Zande's salary, in addition to the comparative analysis described above, the Board specifically focuses on the Chief Executive Officer's individual performance and the manner in which such performance contributed to Lakeland's overall performance during the prior year. Mr. Zande does not participate in the determination of his own salary.

Executive officers are also provided with standard benefits, including various health and life insurance benefits. Lakeland also makes contributions to the Bank's profit sharing plan on behalf of executive officers, as well as all other employees. The Board of Directors authorized a contribution to the Profit Sharing Plan of $200,000 in 1996. The total profit sharing contribution made on behalf of Mr. Zande is included in the column entitled "All Other Compensation" in the Summary Compensation Table. The Company has not granted stock options to its executive officers.

The Board believes that an appropriate compensation program can help in fostering Lakeland's growth. The Board seeks to reflect an appropriate balance between providing rewards to executive officers while at the same time effectively controlling cash compensation costs. The Board intends to continue monitoring Lakeland's compensation program so that this balance is appropriately maintained.



By:  The Board of Directors
     Bruce G. Bohuny                        Robert B. Nicholson
     Mary Ann Deacon                        John Pier, Jr.
     John W. Fredericks                     Albert S. Riggs
     Mark J. Fredericks                     Arthur L. Zande

                               PERFORMANCE  GRAPH
                               ------------------

The following chart compares the Company's cumulative total shareholder return (on a dividend reinvested basis) over the past five years with the Nasdaq Market Index and the Peer Group Index. The Peer Group Index is comprised of Media General Financial Services' Middle Atlantic Banks Group which consists of 141 financial institutions.


                             [GRAPH APPEARS HERE]

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

------------------------------ FISCAL YEAR ENDING ------------------------------

COMPANY                         1991    1992    1993    1994    1995    1996

LAKELAND BANCORP INC            100     129.87  164.22  206.20  273.52  345.51

INDUSTRY INDEX                  100     125.23  155.57  147.70  224.28  317.65

BROAD MARKET                    100     100.98  121.13  127.17  164.96  204.98


              RELATIONSHIP  WITH  INDEPENDENT  PUBLIC  ACCOUNTANTS
              ----------------------------------------------------

Radics and Company, certified public accountants, has been auditing Lakeland and Lakeland State Bank since 1982 and has been selected by the Board of Directors to examine and report on Lakeland's financial statements for the year ending December 31, 1997. Lakeland does not anticipate that a representative will be present at the annual meeting. Any questions relating to the 1996 financial statements will be answered by Lakeland's management.


                                OTHER  BUSINESS
                                ---------------

Management is not aware of any other business to be brought up at the meeting for action by stockholders at such meeting other than the matters described in the notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to management at the time of printing hereof and which may come properly before the meeting.

                             SHAREHOLDER  PROPOSALS
                             ----------------------

Shareholder proposals for the next Annual Meeting to be held in April 1998 must be received in writing by Lakeland by December 14, 1997, in order to be included in the next annual Proxy Statement.

You are cordially invited to attend the Annual Meeting in person, if possible. Your participation in the meeting and discussion of Lakeland's affairs will be welcomed.

                              By Order of the Board of Directors



                              BRUCE G. BOHUNY, SECRETARY



Oak Ridge, New Jersey
April 18, 1997



A copy of Lakeland's annual report for the year ended December 31, 1996, including financial statements, accompanies this Proxy Statement. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

A copy of Lakeland Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996, filed with the Securities and Exchange Commission, is available (excluding exhibits) without cost to shareholders upon written request made to Bruce G. Bohuny, Lakeland State Bank, 250 Oak Ridge Road, Oak Ridge, New Jersey 07438.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                      OF
                            LAKELAND BANCORP, INC.

The undersigned hereby appoints John W. Fredericks and Robert B. Nicholson, and each of them, with full power of substitution, to vote for and on behalf of the undersigned at the annual meeting of stockholders of the Company to be held on May 14, 1997, and at any adjournment thereof, upon matters properly coming before the meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:

1. Election of Directors
                                Nominees:
                      Mary Ann Deacon and Bruce G. Bohuny

2. Transactions of such other business as may properly come before the meeting and any adjournment thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU ARE URGED TO EXECUTE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE BOARD'S NOMINEES.

       FOR                WITHHELD AGAINST
  ALL NOMINEES              ALL NOMINEES           ABSTAIN

      [  ]                      [   ]               [   ]

                                        NOMINEES:  Mary Ann Deacon
                                                   Bruce G. Bohuny

(The Board recommends a vote "FOR")

Instruction: To withhold authority to vote for any individual nominee, write that name in the space provided below:


-------------------------------
                                        IMPORTANT

                            PLEASE SIGN AND DATE AND RETURN PROMPTLY

                            Note: Please sign exactly as your name appears hereon. Give full title if Attorney, Executor, Administrator, Trustee, Guardian, etc.

                            -----------------------------------------------

                                                                     , 1997
                            ------------------------------------------------
                            SIGNATURE(S)                 DATE

                            [  ] Please stop mailing an Annual Report.
                                 I have more than one account.